UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2019

FIRST COMMUNITY BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-19297	55-0694814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 989 Bluefield, Virginia		24605-0989
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (276) 326-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock ($1.00 par value)	FCBC	NASDAQ Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2019, the Company announced the planned retirement of its Chief Operating Officer, E. Stephen Lilly, effective December 31, 2019. The Company appointed Jason R. Belcher, currently the Company’s Chief Administrative Officer, as Chief Operating Officer effective January 1, 2020.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2019, the Company held its annual shareholders’ meeting. At the meeting, the Company’s shareholders: (i) elected both persons listed below under Proposal 1 to serve as directors of the Company for a term that will continue until the 2022 annual meeting of shareholders; (ii) ratified the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm; and (iii) approved a Shareholder Proposal submitted by the California Public Employees’ Retirement System (“CalPERS”).

The following tables summarize voting results by the Company’s shareholders.

Proposal 1: To elect two directors to serve as members of the Board of Directors Class of 2022.

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes	Votes Uncast

Samuel L. Elmore	9,587,686	1,065,308	-	2,801,585	-
Richard S. Johnson	10,374,848	278,146	-	2,801,585	-

Proposal 2: To ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm.

Votes For	Votes Against	Abstentions	Broker Non-Votes	Votes Uncast

13,255,918	189,922	8,739	-	-

Proposal 3: A non-binding shareholder proposal submitted by the CalPERS.

Votes For	Votes Against	Abstentions	Broker Non-Votes	Votes Uncast

5,647,526	4,966,229	39,239	2,801,585	-

The Company’s shareholders approved the non-binding shareholder proposal submitted by CalPERS. Accordingly, prior to the Company’s next annual meeting, the Board of Directors will consider implementing a majority voting standard in uncontested director elections.

Item 9.01     Financial Statements and Exhibits.

(d)	The following exhibit(s) are included with this report:

Exhibit No.	Exhibit Description

99.1	Press release announcing the planned retirement of E. Stephen Lilly

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include:  changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANKSHARES, INC.

Date:	May 28, 2019	By:	/s/ David D. Brown

David D. Brown
Chief Financial Officer